Exhibit 99.2


STATEMENT UNDER OATH OF PRINCIPAL FINANCIAL OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

I, Douglas J. Pauls, state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of Commerce Bancorp, Inc., and, except as corrected or supplemented in a subsequent covered report:

      - no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

      - no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the Audit Committee of the Board of Directors of Commerce Bancorp, Inc.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

      - Annual Report on Form 10-K for the year ended December 31, 2001 of Commerce Bancorp, Inc.;

      - all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Commerce Bancorp, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

      -     any amendments to any of the foregoing.


                                                  Subscribed and sworn to
/s/Douglas J. Pauls                               before me this 13th day of
--------------------------------                  August, 2002
Douglas J. Pauls
Senior Vice President and Chief
Financial Officer                                 /s/ Barbara L. Furgione
(Principal Financial Officer)                     -------------------------
                                                  Notary Public

August 13, 2002                                   My Commission Expires:
                                                  May 23, 2006
                                                  -------------------------


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